UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

STRYKER CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-13149	38-1239739
(State of incorporation)	(Commission File Number)	(I.R.S. Employee Identification No.)

1941 Stryker Way Portage, Michigan		49002
(Address of principal executive offices)		(Zip Code)

(269) 385-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
3.375% Notes due 2028	SYK28	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
3.375% Notes due 2032	SYK32	New York Stock Exchange
3.625% Notes due 2036	SYK36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10, 2025, Stryker Corporation (the “Company”) completed a public offering (the “Offering”) of $500,000,000 aggregate principal amount of its 4.550% Notes due 2027 (the “2027 Notes”), $700,000,000 aggregate principal amount of its 4.700% Notes due 2028 (the “2028 Notes”), $800,000,000 aggregate principal amount of its 4.850% Notes due 2030 (the “2030 Notes”) and $1,000,000,000 aggregate principal amount of its 5.200% Notes due 2035 (the “2035 Notes” and, together with the 2027 Notes, the 2028 Notes and the 2030 Notes, the “Notes”).

The Notes were sold pursuant to an Underwriting Agreement, dated January 30, 2025 (the “Underwriting Agreement”), between the Company and Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the underwriters. The Offering was made pursuant to the Company’s Automatic Shelf Registration Statement on Form S-3 (File No. 333-275853) and the Prospectus included therein, filed with the Securities and Exchange Commission on December 1, 2023, and supplemented by the Prospectus Supplement dated January 30, 2025 relating to the Notes.

The Notes were issued under an Indenture, dated January 15, 2010 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank, National Association, as trustee (the “Trustee”), as supplemented by the Thirty-Second Supplemental Indenture, dated as of February 10, 2025, the Thirty-Third Supplemental Indenture, dated as of February 10, 2025, the Thirty-Fourth Supplemental Indenture, dated as of February 10, 2025, and the Thirty-Fifth Supplemental Indenture, dated as of February 10, 2025, each between the Company and the Trustee (collectively, the “Supplemental Indentures” and, the Base Indenture as so supplemented, the “Indenture”).

The 2027 Notes will bear interest at a rate of 4.550% per year, the 2028 Notes will bear interest at a rate of 4.700% per year, the 2030 Notes will bear interest at a rate of 4.850% per year and the 2035 Notes will bear interest at a rate of 5.200% per year. Interest on the Notes is payable on each February 10 and August 10, commencing on August 10, 2025. The 2027 Notes will mature on February 10, 2027, the 2028 Notes will mature on February 10, 2028, the 2030 Notes will mature on February 10, 2030 and the 2035 Notes will mature on February 10, 2035.

If (i) the Company does not satisfy the minimum tender and other conditions in the merger agreement for the acquisition of Inari Medical, Inc. (“Inari”) and does not consummate the tender offer in connection with the acquisition of Inari on or prior to the later of (x) July 7, 2025 (as such date may be extended in accordance with the merger agreement to October 6, 2025) and (y) the date that is five business days after any later date to which the Company and Inari may agree to extend the “End Date” in the merger agreement (the “Special Mandatory Redemption End Date”), or (ii) at any time prior to the Special Mandatory Redemption End Date, the Company notifies the Trustee in writing that the merger agreement has been terminated, the Company will be required to redeem the 2030 Notes and the 2035 Notes in whole and not in part for cash at a special mandatory redemption price equal to 101% of the aggregate principal amount of the 2030 Notes and the 2035 Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. The 2027 Notes and the 2028 Notes are not subject to the special mandatory redemption and will remain outstanding (unless otherwise redeemed) even if the tender offer in connection with the acquisition of Inari is not consummated on or prior to the Special Mandatory Redemption End Date.

Prior to February 10, 2027, the Company may redeem the 2027 Notes, prior to January 10, 2028, the Company may redeem the 2028 Notes, prior to January 10, 2030, the Company may redeem the 2030 Notes and, prior to November 10, 2034, the Company may redeem the 2035 Notes, at the Company’s option for cash, any time in whole or from time to time in part, at a redemption price that includes accrued and unpaid interest and the applicable make-whole premium, as specified in the Indenture. However, no make-whole premium will be paid for redemption of the 2028 Notes on or after January 10, 2028, of the 2030 Notes on or after January 10, 2030 or of the 2035 Notes on or after November 10, 2034.

The Company expects to receive net proceeds of approximately $2.973 billion, after deducting the underwriting discount and the Company’s estimated expenses related to the Offering.

The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. Subject to certain limitations, in the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investors’ Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of repurchase.

The foregoing description of the Underwriting Agreement, the Base Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and incorporated herein by reference.

The Company intends to use the net proceeds from the offering of the 2030 Notes and 2035 Notes, together with cash on hand or other immediately available funds, to consummate the tender offer in connection with the acquisition of Inari and to pay related fees and expenses. The Company intends to use the net proceeds from the offering of the 2027 Notes and 2028 Notes for general corporate purposes, which may include working capital, other acquisitions and other business opportunities and repayment at maturity, redemption or retirement of indebtedness.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 30, 2025, between Stryker Corporation and Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the underwriters.

4.1	Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated January 15, 2010 (Commission File No. 000-09165)).

4.2	Thirty-Second Supplemental Indenture (including the form of the note), dated as of February 10, 2025, between Stryker Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.3	Thirty-Third Supplemental Indenture (including the form of the note), dated as of February 10, 2025, between Stryker Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.4	Thirty-Fourth Supplemental Indenture (including the form of the note), dated as of February 10, 2025, between Stryker Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.5	Thirty-Fifth Supplemental Indenture (including the form of the note), dated as of February 10, 2025, between Stryker Corporation and U.S. Bank Trust Company, National Association, as trustee.

5.1	Opinion of Sullivan & Cromwell LLP regarding the validity of the Notes.

5.2	Opinion of Warner Norcross + Judd LLP regarding the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

23.2	Consent of Warner Norcross + Judd LLP (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stryker Corporation
(Registrant)

Dated: February 10, 2025	By:	/s/ Glenn S. Boehnlein
	Name:	Glenn S. Boehnlein
	Title:	Vice President, Chief Financial Officer